UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 15, 2012
Baldwin Technology Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-9334	13-3258160
(Commission File Number)	(IRS Employer Identification No.)

2000 NW Corporate Boulevard, Suite 101, Boca Raton, FL	33431
(Address of Principal Executive Offices)	(Zip Code)
561-367-2950
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 15, 2012, Baldwin Technology Company, Inc., a Delaware corporation (the “Company”), held a Special Meeting of Stockholders (the “Special Meeting”) in Shelton, Connecticut.

At the Special Meeting, two proposals were submitted to a vote by stockholders:

1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 22, 2011, among the Company, Forsyth Capital Investors, LLC, a Missouri limited liability company (“FCI”), Forsyth Baldwin, LLC, a Missouri limited liability company, Forsyth Baldwin Mezzanine, Inc., a Missouri corporation, and Forsyth Baldwin, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of FCI (“Merger Sub”), which contemplates the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). Pursuant to the Merger Agreement, each share of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”)), outstanding immediately prior to the effective time of the Merger (other than shares held by FCI, the Company or any of their respective subsidiaries and by stockholders of the Company, if any, who validly perfect their appraisal rights under Delaware law) will be converted into the right to receive $0.96 per share in cash, subject to adjustment as described in the Company’s Definitive Merger Proxy Statement filed with the Securities and Exchange Commission on February 16, 2012 (the “Proxy Statement”), without interest and less any applicable withholding taxes.

2. To consider and vote upon a proposal to approve, on a nonbinding advisory basis, the “golden parachute” compensation that may be payable to Mark T. Becker, the Company’s President and Chief Executive Officer, and Ivan R. Habibe, the Company’s Chief Financial Officer, Treasurer and Vice President of Global Administrative Services, in connection with the Merger as reported in the Golden Parachute Compensation table on page 47 of the Proxy Statement.

Holders of Class A and Class B Common Stock, voting together as a single class, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share, cast their votes as follows:

ADOPTION OF THE MERGER AGREEMENT
FOR	AGAINST	ABSTAIN
21,227,502	977,596	5,410

APPROVAL OF GOLDEN PARACHUTE COMPENSATION
FOR	AGAINST	ABSTAIN
15,808.900	4,606,188	1,795,420

As a result, Proposals 1 and 2 were approved.

Item 8.01	Other Events.

The Company expects that the Merger will become effective on March 20, 2012 and that the Merger Consideration (as defined in the Proxy Statement) will be $0.96 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC.
(Registrant)

		By:	/s/Ivan R. Habibe
Ivan R. Habibe
Vice President, Chief Financial Officer and Treasurer

Dated:	March 15, 2012